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                                                                   EXHIBIT 10.21




         THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW. NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE SOLD, ASSIGNED, PLEDGED OR DISPOSED OF EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT OF 1933 AND ALL STATE SECURITIES LAWS AND THE TERMS AND CONDITIONS HEREOF.

                  NON-DETACHABLE COMMON STOCK PURCHASE WARRANT

                            Void After June 30, 2009


         This is to certify that, for value received, Michael Jaharis, or registered assigns thereof (the "Holder"), is entitled to purchase from Kos Pharmaceuticals, Inc., a Florida corporation (the "Corporation"), at the price per share set forth in paragraph 2 below (the "Warrant Price") at any time on or before June 30, 2009, all or any part of 1,000,000 shares of Common Stock, par value $.01 per share, of the Corporation ("Common Stock"), on the terms and subject to the conditions hereinafter set forth. This Warrant is being issued to the Holder in connection with a loan to the Corporation by the Holder pursuant to that certain $30,000,000 Revolving Credit and Loan Agreement dated December 19, 2002 between the Corporation and the Holder (the "Loan Agreement"), as evidenced by that certain promissory note of even date therewith in such principal sum from the Corporation in favor of the Holder (the "Note").

         1. This Warrant will become void, and all rights of the Holder will expire, at 5:00 P.M., Miami, Florida local time, on June 30, 2009.

         2. The Warrant Price shall be determined as the average of the per share closing bid prices for Common Stock, as reported on the National Market of the National Association of Securities Dealers, Inc. Automated Quotation System (NASDAQ), rounded up to the nearest $0.125, for the thirty trading days immediately preceding the First Advance Date (as such term is defined in the Note).

         3. This Warrant may be exercised by the Holder, upon surrender of the Note (if the Note is outstanding), as to all or any portion of the shares of Common Stock covered hereby, by surrender by the Holder or his agent of this Warrant to the Corporation at its principal office, with the form of Election to Purchase attached hereto duly executed. Upon any such exercise, the Warrant Price for such shares shall be paid and satisfied only through the conversion of principal or interest outstanding under the Note in an aggregate amount equal to the Warrant Price for such shares. This Warrant shall be exercisable only for so long as and to the extent of the aggregate amount of principal and interest outstanding under the Note. The Election to Purchase shall state the name of the person or entity exercising the Warrant (with address and such further information as may be required by the Corporation) and the certificate or certificates for shares of Common Stock shall be issued in this name. Thereupon this Warrant shall be deemed to have been exercised and the person or entity



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exercising the Warrant shall be deemed to have become a holder of record of shares of Common Stock purchased hereunder for all purposes and thereafter the Holder may exercise all rights and be entitled to all benefits of a shareholder of record of the Corporation, and a certificate or certificates for such shares so purchased shall be delivered to the person or entity exercising the Warrant within a reasonable time after this Warrant shall have been exercised as set forth hereinabove.

         4. The following adjustments shall be made:

                  a. In the event that, prior to the exercise of this Warrant and issuance of the underlying shares, there shall be an increase or decrease in the number of issued shares of Common Stock of the Corporation as a result of a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in such shares, effected without receipt of consideration by the Corporation, the remaining number of shares shall be adjusted so that the adjusted number of shares subject to this Warrant and the adjusted Warrant Price shall be the substantial equivalent of the remaining number of shares still subject to the Warrant and the Warrant Price thereof prior to such change.

                  b. If at any time while this Warrant is outstanding another corporation merges into the Corporation, the Holder of this Warrant shall be entitled, immediately after the merger becomes effective and upon exercise of this Warrant, to obtain the same number of shares of Common Stock of the Corporation (or shares into which the Common Stock has been changed as provided in the paragraph of this Warrant covering changes) that the Holder would have been entitled upon the exercise hereof to obtain immediately before the merger became effective at the same Warrant Price. The Corporation shall take any and all steps necessary in connection with the merger to assure that sufficient shares of Common Stock to satisfy all conversion and purchase rights represented by outstanding convertible securities, options and warrants, including this Warrant, are available so that these convertible securities, options and warrants, including this Warrant, may be exercised.

                  c. On the happening of an event requiring an alteration or adjustment of the shares purchasable upon exercise of this Warrant, or an alteration or adjustment of their number or designation, the Corporation shall give written notice to the Holder of this Warrant stating the adjusted number, designation and kind of securities or other property obtainable upon exercise of this Warrant as a result of and following the event. The notice shall set forth in reasonable detail the method of calculation determining the securities or property obtainable after the event, and the facts upon which the calculation is based. The Corporation's board of directors, acting in good faith, shall determine the calculation.

         5. This Warrant is exchangeable by the Holder, upon the surrender of the Warrant at the principal office of the Corporation, for new Warrants of like tenor and date representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock which may be subscribed for and purchased hereunder.

         6. The Corporation covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof except for any taxes required in connection with the transfer thereof. The Corporation



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further covenants and agrees that, during the period within which the rights represented by this Warrant may be exercised, the Corporation will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

         7. The Holder of this Warrant, by acceptance hereof, agrees that, except as hereinafter stated, such holder will not sell, hypothecate or otherwise transfer or dispose of this Warrant or the shares of Common Stock issuable on the exercise hereof without giving prior written notice to the Corporation of such holder's intention to do so, describing briefly the manner of any such proposed transfer. Notwithstanding the foregoing, this Warrant is transferable (i) to a trust in which a Holder or Holders is/are the settlor(s) and either one or more Holders and/or direct family members of such Holder is/are a primary beneficiary or beneficiaries, (ii) a corporation, partnership or limited liability company in which one or more Holders and/or direct family members of such Holders control at least 80 percent of the stockholder, partnership or membership interests in such corporation, partnership or limited liability company; or (iii) by descent upon death to direct family members of such Holders. This Warrant and the rights evidenced hereby shall be transferable only when attached to the Note. Upon the request of the Corporation, the Holder proposing to transfer this Warrant shall be required to deliver to the Corporation an opinion of counsel for the Holder stating that the proposed transfer described in the notice given by the Holder may be effected without registration of this Warrant or the shares of Common Stock issuable on the exercise hereof under the Securities Act of 1933, as then in effect, or any similar federal statute (the "Securities Act").

         8. The restrictions in Section 6 hereof shall be binding upon any transferee who has received this Warrant or shares of Common Stock issuable on exercise hereof. A legend in substantially the following form shall be typed, printed or stamped on the face and back of all certificates issued on exercise of this Warrant and on the face and back of all certificates issued in substitution or exchange thereof:

                    "This security has not been registered under the Securities
               Act of 1933, as amended. It has been acquired for investment and may not be sold or transferred in the absence of an effective registration statement with respect thereto under the Securities Act of 1933, as amended, or an opinion of counsel acceptable to the Company that registration is not required under said Act."

         9. The issue of any stock or other certificate upon the exercise of this Warrant shall be made without charge to the registered holder hereof for any tax in respect of the issue of such certificate.

         10. This Warrant and all rights hereunder are transferable on the books of the Corporation (subject, however, to the provisions of Sections 7 and 8 hereof), upon surrender of this Warrant, with the form of Transfer of Warrant attached hereto duly executed by the registered holder hereof or by his attorney duly authorized in writing, to the Corporation at its principal office, and thereupon there shall be issued in the name of the transferee or transferees, in exchange for this Warrant, a new Warrant or Warrants of like tenor and date, representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock which may be subscribed for and purchased hereunder.


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         11. The Corporation may deem and treat the registered holder of this
Warrant as the absolute owner of this Warrant for all purposes and shall not be affected by any notice to the contrary.

         12. This Warrant shall not entitle the Holder to any rights of a stockholder of the Corporation, either at law or in equity, including, without limitation, the right to vote, to receive dividends and other distributions, to exercise any preemptive rights or to receive any notice of meetings of stockholders or of any other proceedings of the Corporation.

         13. This Warrant shall be governed by the laws of the State of Florida.


Dated: December 19, 2002                      KOS PHARMACEUTICALS, INC.


                                              By:
                                                 -------------------------------
                                                  Adrian Adams, President



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